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                                                                   EXHIBIT 10.12

                           FIRST AMENDMENT TO MASTER
                         DEVELOPMENT FRAMEWORK AGREEMENT


          THIS FIRST AMENDMENT TO MASTER DEVELOPMENT FRAMEWORK AGREEMENT is made
as of May    , 1997 by and between WESTFIELD AMERICA, INC. a Missouri
corporation (formerly known as CenterMark Properties, Inc). ("Owner"), and WESTFIELD CORPORATION, INC., a Delaware corporation ("Developer").

                              W I T N E S S E T H:

          WHEREAS, Owner and Developer are parties to that certain Master Development Framework Agreement, dated as of July 1, 1996; and

          WHEREAS, Owner and Developer desire to amend the Master Development Framework Agreement in the manner hereinafter set forth.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Owner and Developer agree as follows:

          1. DEFINITIONS. All capitalized terms used herein without definition shall have the respective meanings set forth in the Master Development Framework Agreement.

          2. AMENDMENT TO SECTION 6.4 OF THE MASTER DEVELOPMENT FRAMEWORK AGREEMENT. Section 6.4 of the Master Development Framework Agreement is hereby amended by deleting subsection 6.4.1 thereof in its entirety and substituting the following therefor:

              "6.4.1. Upon the approval of the trustee (the "WAT Trustee") of the Westfield America Trust, an Australian publicly listed property trust, and 75% of the Independent Directors (as such term is defined in the Third Amended and Restated Articles of the Owner) of the Owner's Board of Directors, Owner may terminate this Agreement if Owner has previously terminated the Advisory Agreement and the Management Agreements in accordance with their terms, PROVIDED that such termination shall not be applicable to any development project for which Developer has performed substantial pre-development services prior to the date of termination or for which a Development Agreement has previously been executed and PROVIDED FURTHER that the WAT Trustee's agreement will only be required if the WAT Trustee is the owner of 10% or more of the outstanding capital stock of the Owner. If Owner elects to terminate this Agreement, Owner shall designate the date, not less than 60 nor more than 180 days from the date of the termination notice, on which this Agreement shall terminate."





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          3.  RATIFICATION.  Except as amended hereby, the Master Development
Framework Agreement is hereby ratified and remains in full force and effect.

          4. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, with the same effect as if all parties hereto had all signed the same signature page. Any signature page of this Amendment may be detached from any counterpart of this Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Amendment identical in form hereto but having attached to it one more additional signature pages.

          5. EFFECTIVE DATE. This Amendment shall be effective as of the closing of the initial public offering of common stock of the Owner pursuant to its Registration Statement on Form S-11 (No. 333-22731).

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                     OWNER:

                                       WESTFIELD AMERICA, INC.

                                       ------------------------------------
                                       Name:
                                       Title:


                                     DEVELOPER:

                                       WESTFIELD CORPORATION, INC.

                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:



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